UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 30, 2014 (December 22, 2014)

Commission File Number 0-8084

Connecticut Water Service, Inc.
(Exact name of registrant as specified in its charter)

Connecticut (State or other jurisdiction of incorporation or organization)	06-0739839 (I.R.S. Employer Identification No.)

93 West Main Street, Clinton, CT (Address of principal executive office)	06413 (Zip Code)

(860) 669-8636
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

Entry into New Term Loan for Maine Water Company

On December 22, 2014, the Maine Water Company, a Maine corporation (“Maine Water”), and CoBank, ACB, a federally chartered instrumentality of the United States (“CoBank”) entered into an amendment (the “Amendment”) to that certain Amended and Restated Master Loan Agreement by and between Maine Water and CoBank, dated as of December 1, 2012 (the “Agreement”).   Maine Water is an operating water utility subsidiary of Connecticut Water Service, Inc., a Connecticut corporation (“CTWS”), the registrant.

Maine Water also delivered to CoBank a new Promissory Note and Single Advance Term Loan Supplement, dated December 22, 2014 (the “Promissory Note”).  On the terms and subject to the conditions set forth in the Promissory Note issued pursuant to the Agreement as amended by the Amendment, CoBank agreed to make an unsecured loan (the “Loan”) to Maine Water in the principal amount of $4,500,000, as follows:

Promissory Note	Principal Amount	Maturity Date
Promissory Note and Single Advance Term Loan Supplement No. RI0042T03	$4,500,000	Dec. 20, 2024

The Amendment modifies certain restrictive covenants contained in the Agreement pursuant to which Maine may not take certain actions with respect to the creation, assumption or incurrence of (1) indebtedness by Maine Water and (2) liens upon Maine Water’s personal and real property, in each case without the prior written consent of CoBank during the term of the Agreement, as amended by the Amendment.

Under the Promissory Note, Maine Water will pay interest on the Loan in accordance with either of the following interest rate options, as selected periodically by Maine Water: (1) at a weekly quoted variable rate, a rate per annum equal to the rate of interest established by CoBank on the first business day of each week; (2) at a fixed rate per annum to be quoted by CoBank in its sole discretion in each instance for periods of 180 days or more. Interest shall be calculated on the actual number of days each Loan is outstanding on the basis of a year consisting of 360 days.

Maine Water intends to use the proceeds of the above described Loan from CoBank to refinance existing debt and to finance capital expenditures.

The above summary of the material terms of the Amendment and the Promissory Note is qualified in its entirety by reference to: (1) the Agreement, dated as of December 1, 2012 and effective as of December 6, 2012, (2) the Amendment dated as of December 22, 2014 and (3) the Promissory Note dated as of December 22, 2014. A copy of the Agreement was attached to CTWS’s current report on Form 8-K filed on December 7,

2012. Each of the Amendment and the Promissory Note is attached hereto as Exhibit 10.2 and Exhibit 10.3, respectively, and each is hereby incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference in response to this Item 2.03.

Item 9.01    Financial Statements and Exhibits

The following documents are filed herewith as exhibits hereto:

(d)    Exhibits

10.1
Amended and Restated Master Loan Agreement between the Maine Water Company and CoBank, ACB, dated December 1, 2012 and effective as of December 6, 2012, incorporated by reference from Exhibit 10.1 to CTWS’s Current Report on Form 8-K filed on December 7, 2012.

10.2	Amendment to Amended and Restated Master Loan Agreement by and between the Maine Water Company and CoBank, ACB, dated as of December 22, 2014, is filed herewith.
10.3	Promissory Note and Single Advance Term Loan Supplement between the Maine Water Company and CoBank, ACB, dated as of December 22, 2014, is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Connecticut Water Service, Inc. (Registrant)
Date: December 30, 2014	By: David C. Benoit David C. Benoit Senior Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Amended and Restated Master Loan Agreement between the Maine Water Company and CoBank, ACB, dated December 1, 2012 and effective as of December 6, 2012, incorporated by reference from Exhibit 10.1 to CTWS’s Current Report on Form 8-K filed on December 7, 2012.

10.2	Amendment to Amended and Restated Master Loan Agreement by and between the Maine Water Company and CoBank, ACB, dated as of December 22, 2014, is filed herewith.
10.3	Promissory Note and Single Advance Term Loan Supplement between the Maine Water Company and CoBank, ACB, dated as of December 22, 2014, is filed herewith.

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